Subsequent Events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On April 1, 2021, Takeda provided a notice of prepayment to the lenders of the JBIC Loan in respect of 2,000 million USD of the outstanding loan amount of 3,700 million USD that has an original maturity date of December 11, 2025, and prepaid it on June 11, 2021.

On April 16, 2021, Takeda provided a notice of redemption to the holders of the remaining 200 million USD of unsecured U.S. dollar-denominated senior notes issued in July 2017 in advance of their original maturity date of January 18, 2022, and redeemed it on May 17, 2021.

The impact from the accelerated debt prepayments on the consolidated statements of profit or loss was not material.